Earnings per Share	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Earnings per Share

10.       Earnings per Share

Basic earnings per share (“EPS”) is calculated by dividing the net income for the year attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted earnings per share is calculated by dividing the net income attributable to common equity holders of the parent by the weighted average shares outstanding during the year plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/(losses) per share computation unless such inclusion would be anti-dilutive.

As for the years ended December 31, 2023, 2022 and 2021, the securities that could potentially dilute basic EPS in the future are any incremental shares of unexercised warrants (Note 9). As the warrants were out-of-the money during the periods ended December 31, 2023, 2022 and 2021, these were not included in the computation of diluted EPS, because to do so would have anti-dilutive effect.

The following reflects the net income per common share:

	For the year ended December 31,
	2023	2022	2021
Income attributable to common equity holders	5,272	24,280	14,950
Weighted average number of shares – basic and diluted	20,582,301	20,582,301	14,809,536
Earnings per common share – basic and diluted	0.26	1.18	1.01